UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 28, 2026

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forge
10 Riverview Dr.	43 Church Street West
Danbury, Connecticut	Woking, Surrey GU21 6HT
United States 06810	United Kingdom

(Address of principal executive offices) (Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Linde plc Annual General Meeting of Shareholders was held on July 28, 2026 (the “AGM”), at which shareholders voted upon the items set forth below. The total number of shares that were present or represented by proxy at the Annual Meeting was 396,007,872 which was 85.65% of the shares outstanding and entitled to vote and which constituted a quorum. The final voting results of the items submitted to a vote of the shareholders are set forth below.

Proposal 1

The nine nominees for election as a director were elected to serve until the 2027 annual general meeting of shareholders and until his or her successor is elected and qualified. The vote results were as follows:

Director Nominees	Shares For	Shares Against	Shares Abstained	Broker Non-Votes	% of Votes Cast For

Sanjiv Lamba	360,581,089	13,952,014	2,338,931	19,135,838	96.27%
Prof DDr. Ann-Kristin Achleitner	364,723,600	11,487,841	660,593	19,135,838	96.94%
Dr. Thomas Enders	373,313,016	3,338,718	220,300	19,135,838	99.11%
Hugh Grant	370,506,041	6,151,313	214,680	19,135,838	98.36%
Joe Kaeser	354,443,885	22,046,287	381,862	19,135,838	94.14%
Victoria E. Ossadnik	352,173,485	24,241,880	456,669	19,135,838	93.55%
Paula Rosput Reynolds	374,495,842	2,165,618	210,574	19,135,838	99.42%
Alberto Weisser	372,472,934	4,172,731	226,369	19,135,838	98.89%
Robert L. Wood	369,925,628	6,471,504	474,902	19,135,838	98.28%

Proposal 2a

Shareholders ratified, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
365,068,629	30,718,338	220,905	N/A
(92.18% of votes cast)	(7.8% of votes cast)

Proposal 2b

Shareholders approved the authorization of the Board, acting through the Audit Committee, to determine PWC’s remuneration by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,076,279	8,585,317	346,276	N/A
(97.74% of votes cast)	(2.2% of votes cast)

Proposal 3

Shareholders approved, on an advisory and non-binding basis, the compensation of Linde plc’s Named Executive Officers as disclosed in the 2026 proxy statement by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
355,847,335	19,551,707		19,135,838
(94.42% of votes cast)	(4.94% of votes cast)	1,472,992

Proposal 4

Shareholders approved the proposal to determine the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,887,017	1,053,280	1,067,575	N/A
(99.46% of votes cast)	(.27% of votes cast)

Proposal 5

A shareholder proposal requesting a report regarding Linde’s renewable electricity procurement strategy.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
49,194,027	324,396,810	3,281,197	19,135,838
(13.05% of votes cast)	(82% of votes cast)

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/	Guillermo Bichara
Name:		Guillermo Bichara
Title:		Chief Legal Officer

Date: July 30, 2026